                                  AMENDMENT TO
                              AMENDED AND RESTATED
                  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
                        (Dated as of December 16, 1992)

     WHEREAS, pursuant to resolutions adopted by the Board of Directors of Kidder, Peabody Investment Trust ('Trust') on December 16, 1994, Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') was appointed distributor of the Trust's shares, including the shares of its series, Kidder, Peabody Asset Allocation Fund ('Fund');

     NOW, THEREFORE, the Trust hereby adopts, on behalf of the Fund, the following amendments to the above-referenced plan ('Plan'):

      All references to 'Kidder, Peabody & Co. Incorporated' in the Plan are hereby replaced with 'Mitchell Hutchins Asset Management Inc.' and all references to 'Kidder, Peabody' in the Plan are hereby replaced with 'Mitchell Hutchins.'

     IN WITNESS WHEREOF, the Trust, on behalf of the Fund, has executed this 'Amendment to the Amended and Restated Shareholder Servicing and Distribution Plan' on the day and year set forth below.

Date: January 30, 1995

                                          KIDDER, PEABODY INVESTMENT TRUST

                                          By:         LAWRENCE H. KAPLAN
                                             -----------------------------------

Attest:           DAWN CIULLA
       -----------------------------------



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
                                  AMENDMENT TO
                              AMENDED AND RESTATED
                  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
                        (Dated as of December 16, 1992)

     WHEREAS, pursuant to resolutions adopted by the Board of Directors of Kidder, Peabody Investment Trust ('Trust') on December 16, 1994, Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') was appointed distributor of the Trust's shares, including the shares of its series, Kidder, Peabody Global Equity Fund ('Fund');

     NOW, THEREFORE, the Trust hereby adopts, on behalf of the Fund, the following amendment to the above-referenced plan ('Plan'):

      All references to 'Kidder, Peabody & Co. Incorporated' in the Plan are hereby replaced with 'Mitchell Hutchins Asset Management Inc.' and all references to 'Kidder, Peabody' in the Plan are hereby replaced with 'Mitchell Hutchins.'

     IN WITNESS WHEREOF, the Trust, on behalf of the Fund, has executed this 'Amendment to the Amended and Restated Shareholder Servicing and Distribution Plan' on the day and year set forth below.

Date: January 30, 1995

                                          KIDDER, PEABODY INVESTMENT TRUST

                                          By:         LAWRENCE H. KAPLAN
                                             -----------------------------------

Attest:           DAWN CIULLA
       -----------------------------------

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